UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2005

PANERA BREAD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6710 Clayton Road
Richmond Heights, MO	63117
(Address of principal executive offices)	(Zip Code)

314-633-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
SIGNATURES

Item 7.01. Regulation FD Disclosure.

     Executives of Panera Bread Company (the “Company”) will be speaking at the Piper Jaffray Consumer Conference on June 8, 2005 at 10:30 A.M. (EDT) in New York. The conference will be webcast and a replay will be archived for one year on the Company’s website at www.panera.com/about_investor_reports.aspx.

     In accordance with General Instruction B.2. of Form 8-K, the above information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Panera Bread Company disclaims any intention or obligation to update or revise this information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY
By:	/s/ Mark E. Hood
	Name:	Mark E. Hood
	Title:	Senior Vice President, Chief Financial Officer

Date: June 3, 2005